UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2020
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FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 28, 2020, Fresh Del Monte Produce Inc. ("the Company") held its virtual Annual General Meeting of Shareholders (the "Annual Meeting").  A total of 46,763,214 Ordinary Shares, or 97% of the Ordinary Shares issued and outstanding as of the March 2, 2020 record date, was represented at the meeting virtually or by proxy.  The proposals presented at the Annual Meeting are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 19, 2020.  The nominee for director described in that proxy statement was elected to serve until the Company’s 2023 Annual General Meeting of Shareholders and each of the other items considered at the 2020 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

Elect one director nominee for a three-year term expiring at the 2023 Annual General Meeting of Shareholders.

Directors	For	Against	Abstain	Broker Non-Votes
Michael J. Berthelot	39,318,344	6,688,432	3,716	752,722

Proposal 2

Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2021.

For	46,399,553
Against	358,839
Abstain	4,822
Broker Non-Votes	—

Proposal 3

Approve, by non-binding advisory vote, the compensation of our named executive officers in 2019.

For	43,501,978
Against	2,463,496
Abstain	45,018
Broker Non-Votes	752,722

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	April 28, 2020	By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Senior Vice President & Chief Financial Officer